UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

DEFINED STRATEGY FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

ENHANCED S&P 500® COVERED CALL FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

S&P 500® COVERED CALL FUND INC.

S&P 500® GEAREDSM FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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(1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.01

(2)	Aggregate number of securities to which transaction applies:

                     shares of Common Stock

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

DEFINED STRATEGY FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

ENHANCED S&P 500® COVERED CALL FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

S&P 500® COVERED CALL FUND INC.

S&P 500® GEARED SM FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

November [    ], 2008

Dear Stockholder:

Special meetings (together, the “Meeting”) of the stockholders of each of the investment companies listed above, each a Maryland corporation (each, a “Fund” and, together, the “Funds”), will be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Friday, December 19, 2008, at 9:00 a.m. (Eastern time) to vote on the proposals described in the enclosed joint proxy statement.

Merrill Lynch & Co., Inc. (“Merrill Lynch”) is the parent company of each Fund’s investment adviser, IQ Investment Advisors LLC (“IQ Advisors”). On September 15, 2008, Merrill Lynch and Bank of America Corporation (“Bank of America”), both widely-held publicly-traded holding companies, announced that they had entered into an agreement pursuant to which a wholly-owned subsidiary of Bank of America will be merged with and into Merrill Lynch. This transaction will combine Merrill Lynch’s global wealth management and worldwide investment banking businesses with Bank of America’s consumer and small business banking, consumer and property finance, and global wealth management businesses, to create a diversified global leader in financial services (the “Merger”). After the Merger, Merrill Lynch will continue its corporate existence as a consolidated subsidiary of Bank of America. The Merger has been approved by the boards of directors of Merrill Lynch and Bank of America and it currently is anticipated that the effective time of the Merger will occur on or after December 31, 2008.

Although Merrill Lynch has informed the Board of Directors of each of the Funds that it does not believe the Merger will result in an “assignment” of the Funds’ current investment advisory and management agreements and current investment subadvisory agreements (together, the “Current Agreements”) under the Investment Company Act of 1940, as amended (the “1940 Act”), it is possible that the Merger could be determined to result in such an assignment, which would cause the automatic termination of each Current Agreement. To address this uncertainty and to prevent any potential disruption in IQ Advisors’ and the subadvisers’ ability to continue to provide services to the Funds after completion of the Merger, each Fund is submitting for approval a new investment advisory and management agreement and investment subadvisory agreement (together, the “New Agreements”) to its stockholders. The New Agreements will be effective upon completion of the Merger. The fees for services payable under each Current Agreement will remain the same under the respective New Agreement. IQ Advisors does not expect to change its name and no organizational changes are expected that would affect services provided to the Funds. In addition, the portfolio managers of each Fund will not change as a result of the New Agreements. The Board of Directors of the Funds has approved the New Agreements subject to stockholder approval.

The Board of Directors of your Fund recommends that you vote FOR the proposals to approve the New Agreements.

The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund. You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders of record who do not expect to vote in person at the Meeting are requested to complete, date and sign the form of proxy, if received by mail, and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Meeting, please take advantage of these prompt and efficient voting options.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-866-586-0633.

Sincerely,

Colleen R. Rusch

Secretary

QUESTIONS AND ANSWERS FOR STOCKHOLDERS

Although we recommend that you read the complete joint proxy statement for a detailed explanation of the items you are being asked to vote on, for your convenience, we have provided a brief overview of the items to be voted on at the Special Meeting of Stockholders (the “Meeting”) of Defined Strategy Fund Inc., Dow 30SM Enhanced Premium & Income Fund Inc., Dow 30SM Premium & Dividend Income Fund Inc., Enhanced S&P 500® Covered Call Fund Inc., Global Income & Currency Fund Inc., MLP & Strategic Equity Fund Inc., NASDAQ Premium Income & Growth Fund Inc., S&P 500® Covered Call Fund Inc., S&P 500® GEARED SM Fund Inc., and Small Cap Premium & Dividend Income Fund Inc. (each, a “Fund” and together, the “Funds”).

Q.	What am I being asked to vote on in this proxy?

A.	You are being asked to vote on proposals to:

1.	Approve a new investment advisory and management agreement (each, a “New Advisory Agreement” and together, the “New Advisory Agreements”) between your Fund and IQ Investment Advisors LLC (“IQ Advisors”).

2.	Approve a new investment subadvisory agreement (each, a “New Subadvisory Agreement” and together, the “New Subadvisory Agreements”) between IQ Advisors and the Fund’s current subadviser (each, a “Subadviser” and together, the “Subadvisers”).

Q.	Why am I being asked to vote on New Advisory and Subadvisory Agreements?

A.	Merrill Lynch & Co., Inc. (“Merrill Lynch”) is the parent company of each Fund’s investment adviser, IQ Advisors. On September 15, 2008, Merrill Lynch and Bank of America Corporation (“Bank of America”), both widely-held publicly-traded holding companies, announced that they had entered into an agreement pursuant to which a wholly-owned subsidiary of Bank of America will be merged with and into Merrill Lynch. This transaction will combine Merrill Lynch’s global wealth management and worldwide investment banking businesses with Bank of America’s consumer and small business banking, consumer and property finance, and global wealth management businesses, to create a diversified global leader in financial services (the “Merger”). After the Merger, Merrill Lynch will continue its corporate existence as a consolidated subsidiary of Bank of America. The Merger has been approved by the boards of directors of Merrill Lynch and Bank of America and it currently is anticipated that the effective time of the Merger will occur on or after December 31, 2008.

Although Merrill Lynch has informed the Board of Directors (the “Board”) of each of the Funds that it does not believe the Merger will result in an “assignment” of the Funds’ current investment advisory and management agreements (each, a “Current Advisory Agreement” and together, the “Current Advisory Agreements”) and the Fund’s current investment subadvisory agreements (each, a “Current Subadvisory Agreement” and together, the “Current Subadvisory Agreements”) under the Investment Company Act of 1940, as amended (the “1940 Act”), it is possible that the Merger could be determined to result in an assignment, which would cause the automatic termination of the Current Advisory and Subadvisory Agreements (together, the “Current Agreements”). To address this uncertainty and to prevent any potential disruption in IQ Advisors’ and the Subadvisers’ ability to continue to provide services to the Funds after completion of the Merger, each Fund is submitting for approval New Advisory and Subadvisory Agreements (together, the “New Agreements”) to its stockholders. The New Agreements will be effective upon completion of the Merger. The fees for services currently payable under the Current Agreements will remain the same under the New Agreements. IQ Advisors does not expect to change its name and no organizational changes are expected that would affect services provided to the Funds. In addition, the portfolio managers of each Fund will not change as a result of the New Agreements. The Board of Directors of the Funds has approved the New Agreements subject to stockholder approval.

Q.	How does the Board of Directors suggest I vote in connection with the matters to be considered at the Meeting?

A.	The Board of Directors of each Fund, all of whom are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Funds (the “Independent Directors”), unanimously recommends that you vote “For” the approval of the New Advisory Agreements and the New Subadvisory Agreements.

Q.	How does the proposed New Advisory Agreement differ from my Fund’s Current Advisory Agreement?

A.	The terms of the New Advisory Agreement are substantially similar to those of the Current Advisory Agreement. The fees payable to IQ Advisors by each Fund under the New Advisory Agreement are identical to those payable under the respective Current Advisory Agreement.

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Q.	How does the proposed New Subadvisory Agreement differ from my Fund’s Current Subadvisory Agreement?

A.	The terms of the New Subadvisory Agreement are substantially similar to those of the Current Subadvisory Agreement. The fees payable by IQ Advisors to the respective Subadvisers under the New Subadvisory Agreement are identical to those payable under the respective Current Subadvisory Agreement.

Q.	Will the advisory and subadvisory fee rates be the same upon the approval of the New Agreements?

A.	Yes, the advisory and subadvisory fee rates will remain the same.

Q.	How will the Merger affect me as a Fund stockholder?

A.	Your investment in the Fund will not change as a result of the Merger. You will still own the same number of shares in the Fund. IQ Advisors and the same Subadviser for your Fund will continue to advise and subadvise your Fund, respectively, following the consummation of the Merger. Each New Advisory Agreement, if approved by stockholders, will be between IQ Advisors and the Fund, and each New Subadvisory Agreement, if approved by stockholders, will be between IQ Advisors and the respective Subadviser.

Q.	What will happen if stockholders do not approve the New Advisory Agreements?

A.	If the New Agreements are not approved by stockholders of a Fund, that Fund’s Board will take such action as it deems to be in the best interest of that Fund and its stockholders.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to help ensure that the proposals can be acted upon. We encourage all stockholders to participate in the governance of their Fund.

Q.	Are the Funds paying for preparation, printing and mailing of these proxy materials?

A.	No, the expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying notice and joint proxy statement will be borne by Merrill Lynch, Bank of America or their respective affiliates whether or not the proposals are successful.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to cast your vote, please call our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-866-586-0633.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

—

By Mail: You may vote by completing the enclosed proxy card(s) by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals described above.

—	By Telephone: You may vote by telephone by calling the number on your proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card(s).

—

Via the Internet: You may vote via the Internet by accessing the website address printed on the enclosed proxy card(s). To vote in this manner, you will need the “control” number that appears on your proxy card(s).

—	In Person: Attend the Meeting and vote as described in the joint proxy statement.

Q.	Will the proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”) contact me?

A.	You may receive a call from Broadridge to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

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DEFINED STRATEGY FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

ENHANCED S&P 500® COVERED CALL FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

S&P 500® COVERED CALL FUND INC.

S&P 500® GEAREDSM FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 19, 2008

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of each of the investment companies listed above, each a Maryland corporation (each, a “Fund” and, together, the “Funds”), will be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 on Friday, December 19, 2008 at 9:00 a.m. (Eastern time) for the following purposes:

Proposal 1: To approve a new investment advisory and management agreement for each Fund.

Proposal 2: To approve a new investment subadvisory agreement for each Fund.

Each Fund’s Board of Directors has fixed the close of business on November 12, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment or postponement thereof.

The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund. You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. You also have the opportunity to provide voting instructions via telephone or the Internet. The Fund encourages stockholders to take advantage of these prompt and efficient voting options.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-866-586-0633.

By Order of the Board of Directors.

Colleen R. Rusch

Secretary

New York, New York

Dated: November [    ], 2008

DEFINED STRATEGY FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

ENHANCED S&P 500® COVERED CALL FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

S&P 500® COVERED CALL FUND INC.

S&P 500® GEAREDSM FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

SPECIAL MEETING OF STOCKHOLDERS

DECEMBER 19, 2008

PROXY STATEMENT

Introduction

This proxy statement (the “Joint Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (collectively, the “Board”) of the funds listed above (each, a “Fund and together, the “Funds”), each a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a corporation under the laws of the State of Maryland, to be voted at a special meeting of stockholders of each Fund (the “Meeting”). The Meeting is scheduled to be held at the offices of IQ Investment Advisors LLC (“IQ Advisors”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Friday, December 19, 2008, at 9:00 a.m. (Eastern time) to vote on the proposals described in this Joint Proxy Statement. The approximate mailing date of this Joint Proxy Statement is November [    ], 2008. Each Fund will be referred to throughout this Joint Proxy Statement by the defined terms as set out in Appendix A.

The Board of each Fund has fixed the close of business on November 12, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares indicated in Appendix A. Persons who, to the knowledge of each Fund, beneficially own more than five percent of such Fund’s outstanding shares as of the Record Date are listed in Appendix A under “Stock Ownership of Certain Beneficial Owners.”

No business other than Proposal 1 and Proposal 2 may properly be presented for consideration at the Meeting. If any other procedural matter relating to Proposal 1 or Proposal 2 is properly presented at the Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their discretion.

The Fund of which you are a stockholder is named on the proxy card. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you authorize your proxy by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On the matters coming before the Meeting as to which a stockholder has specified a choice on that stockholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted as follows: (a) FOR the approval of the new investment advisory and management agreement for each Fund in which you own shares, and (b) FOR the approval of the new investment subadvisory agreement for each Fund in which you own shares. Stockholders who execute proxies may revoke them at any time before they are voted by filing with the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. If your shares are held by your broker or dealer, you must provide voting instructions to such broker or dealer in order to vote your shares.

Photographic identification will be required for admission to the Meeting.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at P.O. Box 9011, Princeton, NJ 08543-9011, Attention: Colleen R. Rusch, or by calling toll free at 1-877-449-4742. Copies are also available on www.IQIAFunds.com. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more stockholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or this Joint Proxy Statement, stockholders should contact the applicable Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the proposals.

BACKGROUND

Description of the Merger

Merrill Lynch & Co., Inc. (“Merrill Lynch”) is the parent company of each Fund’s investment adviser, IQ Advisors. On September 15, 2008, Merrill Lynch and Bank of America Corporation (“Bank of America”), both widely-held publicly-traded holding companies, announced that they had entered into an agreement pursuant to which a wholly-owned subsidiary of Bank of America will be merged with and into Merrill Lynch. This transaction will combine Merrill Lynch’s global wealth management and worldwide investment banking businesses with Bank of America’s consumer and small business banking, consumer and property finance, and global wealth management businesses, to create a diversified global leader in financial services (the “Merger”). After the Merger, Merrill Lynch will continue its corporate existence as a consolidated subsidiary of Bank of America.

The combined company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. The combined company will have leadership positions in retail brokerage and wealth management, including the largest brokerage in the world with more than 20,000 advisors and $2.5 trillion in client assets, as well as a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

Following the Merger, Bank of America will be owned jointly by former Merrill Lynch holders and Bank of America holders, as all currently outstanding voting securities of Merrill Lynch will be converted into voting securities of Bank of America, with no single shareholder owning more than 10% of the combined entity. Furthermore, no contract of any advisory client will be transferred, no investment advisory subsidiary will be merged out of existence, and substantially the same teams of management and investment professionals are expected to be advising the Funds as before. Completion of the Merger is subject to various regulatory approvals, client consents, approval by Bank of America and Merrill Lynch shareholders and customary conditions. The Merger has been approved by the boards of directors of Merrill Lynch and Bank of America and it currently is anticipated that the effective time of the Merger will occur on or after December 31, 2008.

Although Merrill Lynch has informed the Board that it does not believe the Merger will result in an “assignment” of the Funds’ current investment advisory and management agreement (each, a “Current Advisory Agreement” and together, the “Current Advisory Agreements”) and the Fund’s current investment subadvisory agreements (each, a “Current Subadvisory Agreement” and together, the “Current Subadvisory Agreements”) under the 1940 Act, it is possible that the Merger could be determined to result in such an assignment, which would cause the automatic termination of each Current Advisory and Subadvisory Agreement (each, a “Current Agreement” and together, the “Current Agreements”). To address this uncertainty and to prevent any potential disruption in IQ Advisors’ and the subadvisers’ ability to continue to provide services to the Funds after completion of the Merger, the Funds are submitting new investment advisory and management agreements (each, a “New Advisory Agreement” and together, the “New Advisory Agreements”) and new investment subadvisory agreements (each, a “New Subadvisory Agreement” and together, the “New Subadvisory Agreements”) to its stockholders. The New Advisory and Subadvisory Agreements (each, a “New Agreement” and together, the “New Agreements”) will be effective upon completion of the Merger. The fees for services currently payable under the Current Agreements will remain the same under the New Agreements. IQ Advisors does not expect to change its name and no organizational changes are expected that would affect services provided to the Funds. Each Fund’s current subadviser (each, a “Subadviser” and together, the “Subadvisers”), as set forth in the table below, will continue to serve as that Fund’s Subadviser under the New Subadvisory Agreements. In addition, the portfolio managers of each Fund will not change as a result of the New Agreements. The Board of Directors of the Funds has approved the New Agreements subject to stockholder approval.

Fund	Subadviser
Defined Strategy	Nuveen HydePark Group, LLC
Dow 30 Enhanced	Nuveen HydePark Group, LLC
Dow 30 Premium	Nuveen HydePark Group, LLC
Enhanced S&P 500	Oppenheimer Capital, LLC
Global Income	Nuveen Asset Management
MLP Fund	Fiduciary Asset Management, LLC
NASDAQ Premium	Nuveen HydePark Group LLC
S&P 500 Covered	Oppenheimer Capital, LLC
S&P 500 GEARED	BlackRock Investment Management, LLC
Small Cap	BlackRock Investment Management, LLC

In anticipation of the Merger, members of the Board of each Fund met in person on November 11, 2008 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its respective stockholders to approve the New Advisory Agreement between each Fund and IQ Advisors and the New Subadvisory Agreement between IQ Advisors and the respective Subadvisers. The 1940 Act requires that each New Agreement be approved by each Fund’s stockholders in order for it to become effective. At the Board meeting, and for the reasons discussed below (see “Board Considerations in Approving the New Advisory Agreements” and “Board Considerations in Approving the New Subadvisory Agreements” below), the Board, all of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Directors”), approved each New Agreement and unanimously recommended its approval by stockholders in order to ensure continuity of investment advisory services to the Funds after the completion Merger. In addition, at the November 11, 2008 meeting, the Board approved interim investment advisory and management agreements and interim investment subadvisory agreements (the “Interim Agreements”) for the Funds pursuant to Rule 15a-4 under the 1940 Act to take effect upon completion of the Merger in the event that stockholder approval of the New Agreements has not yet been obtained. In reliance on Rule 15a-4, the Interim Agreements will allow IQ Advisors and the Subadvisers to continue advisory and subadvisory arrangements with respect to each of the Funds for a maximum of 150 days, while the Funds continue to seek stockholder approval of the New Agreements. Stockholder approval of the Interim Agreements is not required and is not being sought. In the event stockholders of a Fund do not approve the New Agreements, the Board will take such action as it deems to be in the best interests of the Fund and its stockholders.

Section 15(f) of the 1940 Act

IQ Advisors and its affiliates have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act in relation to any funds advised by IQ Advisors and registered under the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser of a registered fund occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the Merger, at least 75% of the investment company's board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each Fund currently meets this test and expects to meet this test following the completion of the Merger. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

PROPOSAL 1. TO APPROVE NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS

At the Meeting, you will be asked to approve a New Advisory Agreement for your Fund. A comparison of the proposed New Advisory Agreement and the Current Advisory Agreement is included below. A form of each New Advisory Agreement is attached hereto as Appendix B. The date of the Current Advisory Agreement applicable to each Fund and the date on which it was last submitted for approval by stockholders and the date on which it was last approved for continuance by the Board are provided in Appendix A.

Comparison of the Current Advisory Agreements to the New Advisory Agreements

The terms of each New Advisory Agreement are substantially similar to those of the respective Current Advisory Agreement. The fees payable to IQ Advisors by each Fund under the New Advisory Agreements are identical to those payable under the respective Current Advisory Agreement. If approved by stockholders of a Fund, the New Advisory Agreement will expire two years from its effective date, unless specifically reapproved in the manner required by the 1940 Act and the rules thereunder. The following discussion provides a comparison of certain material terms of the Current Advisory Agreements to the material terms of the New Advisory Agreements.

Investment Advisory Services. The investment advisory services to be provided by IQ Advisors to the Funds under the New Advisory Agreements will be the same as those services provided by IQ Advisors to the Funds under the Current Advisory Agreements. Both the Current Advisory Agreements and the New Advisory Agreements provide that IQ Advisors will perform or arrange for its affiliates to perform, the management and administrative services necessary for the operation of the Fund, including administering shareholder accounts and handling shareholder relations. Both the Current Advisory Agreements and New Advisory Agreements provide that, subject to the supervision, direction and approval of the Board, IQ Advisors will conduct a continual program of investment, evaluation, sale, and reinvestment of the respective Fund’s assets. Both the Current Advisory Agreements and the New Advisory Agreements provide that, in carrying out its responsibilities, IQ Advisors may employ, retain or otherwise avail itself of the services of other persons or entities to manage the assets of the Funds, such as the Subadvisers. In addition, the New and the Current Advisory Agreements provide that IQ Advisors will carry out its duties in a manner consistent with applicable federal and state laws and regulations and exercise its best judgment and act in good faith and use reasonable care in rendering the services it agrees to provide under the New and the Current Advisory Agreements. Each New Advisory Agreement includes a new clause clarifying that IQ Advisors need not take steps to maintain the Fund’s status as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), if it would not be in the best interests of a Fund to do so. The investment advisory services will be provided by the same IQ Advisors personnel under the New Advisory Agreements as under the Current Advisory Agreements. IQ Advisors does not anticipate that the Merger will have any adverse effect on the performance of its obligations under the New Advisory Agreements.

Fees. The fees payable to IQ Advisors under a Fund’s New Advisory Agreement are identical to the fees payable to IQ Advisors under that Fund’s Current Advisory Agreement. Specifically, under the Current Advisory Agreements and the New Advisory Agreements, each Fund has agreed to pay IQ Advisors a monthly fee at the annual rate shown in the table below of the aggregate of average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes; however, with respect to Enhanced S&P 500, IQ Advisors receives a monthly fee at the annual rate shown in the table below of the aggregate of the average daily value of the Fund’s net assets plus borrowings for investment purposes, but excluding any net assets attributable to leveraging transactions. The following table also shows the fee paid to IQ Advisors by such Fund for each Fund’s most recent fiscal year for services performed under the Current Advisory Agreement.

Fund	Fiscal Year End	Advisory Fee Rate	Advisory Fee Paid
Defined Strategy	September 30	0.82%	$ 651,747
Dow 30 Enhanced	December 31	0.90%	$2,622,297
Dow 30 Premium	December 31	0.90%	$2,130,512
Enhanced S&P 500	December 31	0.90%	$1,364,170
Global Income	December 31	0.90%	$1,234,512
MLP Fund	October 31	1.12%	$2,456,524
NASDAQ Premium	December 31	0.90%	$3,001,760
S&P 500 Covered	December 31	0.90%	$2,767,258
S&P 500 GEARED	December 31	0.82%	$ 640,222
Small Cap	December 31	0.90%	$2,297,927

IQ Advisors does not serve as investment adviser or subadviser to any registered investment companies other than the Funds included in this Joint Proxy Statement.

Payment of Expenses. Under both the Current Advisory Agreements and the New Advisory Agreements, IQ Advisors will (i) provide the staff and personnel necessary to perform its obligations under the Advisory Agreements, assume and pay or cause to be paid all expenses incurred in connection with the maintenance of such staff and personnel, and, at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide hereunder; and (ii) pay, or cause its affiliates to pay, compensation of all officers and directors of the Fund who are affiliated persons of IQ Advisors. Under both the Current Advisory Agreements and the New Advisory Agreements each Fund is responsible for all other expenses borne by the Fund as described in the Current and New Advisory Agreements. The expenses to be borne by a Fund under its New Advisory Agreement are the same as in its Current Advisory Agreement.

Continuance. Each Fund’s Current Advisory Agreement (other than MLP Fund) was renewed for a one-year period at the June 5, 2008 in-person Board meeting and, unless terminated, could have been continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. MLP Fund’s Current Advisory Agreement was effective as of June 26, 2007, for an initial period of two years and, unless terminated, could have been continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. If the stockholders of a Fund approve the New Advisory Agreement for that Fund, the New Advisory Agreement will expire two years from its effective date, unless its continuance is approved in the manner required by the 1940 Act and the rules thereunder. The Current Advisory Agreements and the New Advisory Agreements both contain the same provisions regarding continuance of the agreement, with the exception of the date of effectiveness.

Termination. Each Current Advisory Agreement and New Advisory Agreement provides for termination without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to IQ Advisors, or (ii) by IQ Advisors upon sixty (60) days’ written notice to the Fund. As with the Current Advisory Agreement, the New Advisory Agreement for each Fund also will terminate automatically in the event of assignment.

Information about IQ Advisors

IQ Advisors, which is an indirect, wholly-owned subsidiary of Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and certain limited administrative services. IQ Advisors is a limited liability company formed under the laws of the State of Delaware. IQ Advisors had approximately $1.78 billion of assets under management as of September 30, 2008.

The principal business address of IQ Advisors is and each director and/or principal executive officer of IQ Advisors is 4 World Financial Center, 6th Floor, New York, New York 10080. The names and principal occupations of the directors and/or officers of IQ Advisors are set forth in Appendix D.

Stockholder Approval

To become effective, each New Advisory Agreement must be approved by a “vote of a majority of the outstanding voting securities” of the respective Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund.

Board Considerations in Approving the New Advisory Agreements

The New Advisory Agreements were approved by the respective Board on behalf of each Fund after consideration of all factors determined to be relevant to their deliberations, including those discussed below. Each Fund’s Board authorized the submission of the New Advisory Agreement for consideration by the Fund’s stockholders in this Joint Proxy Statement.

At an in-person Board meeting held on November 11, 2008, each Fund’s Board, including the Independent Directors, approved that Fund’s New Advisory Agreement between IQ Advisors and the respective Fund.

The Approval Process. In considering the approval of the New Advisory Agreement between IQ Advisors and each Fund, the Board received and discussed various materials provided to them in advance of the meeting, which included, among other things, a copy of the form of New Advisory Agreement, the materials the Board had received in connection with their consideration and approval of the continuation of the Current Advisory Agreements (other than for MLP Fund) at the June 5, 2008 Board meeting, additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements, due diligence materials from IQ Advisors and a report on the Merger and its potential impact on the services provided to the Funds. In addition, the Board considered materials received at previous meetings of the Board regarding the Funds.

In considering whether to approve the New Advisory Agreements, the Board reviewed materials from counsel to the Funds and from IQ Advisors including: (i) information concerning the services rendered to the Funds by IQ Advisors and its affiliates; (ii) information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Board under the 1940 Act; and (iv) information from Lipper, Inc. (“Lipper”) comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each New Advisory Agreement was considered separately by the Board. The Independent Directors were represented by independent legal counsel who assisted them in their deliberations. In voting to approve the each Fund’s New Advisory Agreement, the Board considered in particular the following factors:

(a) The nature, extent and quality of services provided by IQ Advisors and its affiliates — In connection with their consideration of each New Advisory Agreement, the Board considered representations by IQ Advisors that there would be no diminution in the services to be rendered to the Funds by IQ Advisors as a result of the Merger. The Board noted that representatives of IQ Advisors stated that they did not anticipate any change in their personnel responsible for providing services to the Funds.

In reviewing each New Advisory Agreement, the Board focused on the services that IQ Advisors has provided to each Fund. The Board considered the size and experience of IQ Advisors’ staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of each Fund’s respective Subadviser. In connection with the investment advisory services provided, the Board took into account detailed discussions they had with officers of IQ Advisors at the November 11, 2008 meeting and at prior Board meetings regarding the management of each Fund’s investments in accordance with each Fund’s stated investment objective and policies and the types of transactions entered into on behalf of each Fund.

The Board noted the representations of IQ Advisors that the Merger would have no adverse effect on the resources and strengths of IQ Advisors in managing the Funds. The Board then discussed IQ Advisors’ and its affiliates’ anticipated financial condition following the Merger. The Board noted statements from IQ Advisors’ representatives that the financial position of IQ Advisors and its affiliates is not expected to be negatively affected by the Merger. The Board also considered representations from IQ Advisors that the Merger is not expected to have an effect on IQ Advisors’ compliance personnel or compliance procedures. Based on the discussions held and the materials presented at the November 11, 2008 meeting, the June 5, 2008 meeting and other prior meetings, the Board determined that the Merger would not likely cause an adverse change in the nature, extent and quality of the services to be provided by IQ Advisors under the New Advisory Agreements and that they expect that the quality of such services will continue to be high.

(b) Investment performance of each Fund and IQ Advisors — The Board considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Board also considered the innovative nature of each Fund. The Board noted the specialized nature of each Fund’s investment strategy and the inherent limitations in comparing a Fund’s investment performance to that of another investment company. The Board reviewed each Fund’s investment performance and, where applicable, compared such performance to the performance of a relevant reference index. The Board discussed the degree to which each Fund was achieving its investment objective. In particular, the Board noted that the Funds generally performed as expected and met their respective investment objectives. As a result of their discussions and review, the Board concluded that each Fund’s performance was satisfactory.

(c) Cost of services provided and profits realized by IQ Advisors and its affiliates from the relationship with each Fund — In reviewing the New Advisory Agreements, the Board referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Advisory Agreement for each respective Fund (other than for MLP Fund) at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements for all Funds. At the June 5, 2008 meeting, the Board reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund’s profitability, including MLP Fund, to IQ Advisors and its affiliates. At the June 5, 2008 meeting, the Directors also reviewed a report detailing IQ Advisors’ profitability. After considering their discussion with IQ Advisors at the June 5, 2008 meeting and further discussions at the November 11, 2008 meeting and reviewing IQ Advisors’ memorandum and report, the Board concluded that there continued to be a reasonable basis for the allocation of costs and the determination of profitability. The Board considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Board took into account discussions that they had with representatives of IQ Advisors at the June 5, 2008 Board meeting regarding its general level of profitability (if any), and the profits derived by its affiliate, BlackRock, Inc. (“BlackRock”), from operating the Funds. The Directors also considered the direct and indirect benefits derived by other IQ Advisors affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), from the establishment of the Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Board considered federal court decisions discussing an investment adviser’s profitability and profitability levels considered to be reasonable in those decisions. The Directors concluded that any profits made by IQ Advisors and its affiliates (including BlackRock and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Board also concluded that each Fund continued to benefit from such services provided by IQ Advisors’ affiliates.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale — In considering the extent to which economies of scale might be realized if the assets of a Fund were to increase and whether there should be changes in the advisory fee rate or structure in order to enable a Fund to participate in these economies of scale, the Board referred to the materials presented and discussions held in connection with their considerations at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Board noted that because each Fund is a closed-end fund, any increase in asset levels generally would have to come from appreciation through investment performance. The Board also noted that each Fund, other than Dow 30 Premium, NASDAQ Premium, Dow 30 Enhanced, MLP Fund and S&P 500 Covered, is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets.

Taking into account the totality of the information and materials provided to them at the November 11, 2008, June 5, 2008 and at other prior meetings, the Board determined that no changes were currently appropriate to each Fund’s fee structure.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board considered representations by IQ Advisors that there would be no change in the advisory fee paid by each Fund to IQ Advisors under the New Advisory Agreements as a result of the Merger. In considering the compensation to be paid to IQ Advisors, noting that no changes to such compensation from that payable under the Current Advisory Agreements were proposed, the Board referred to the materials presented and discussions held in connection with their considerations at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Board noted that in connection with such considerations it had received and reviewed a comparison of both the services rendered and the fees paid under the Current Advisory Agreements to the contracts of other investment advisers with respect to other closed-end investment companies. In particular, the Board noted that it evaluated each Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. The Board noted that each Fund’s contractual advisory fee rate at a common asset level was equal to or lower than the median fee rate of its Lipper comparison funds. In connection with its consideration of the New Advisory Agreement for MLP Fund, the Board noted that it had received and reviewed fee comparison data from Lipper at the November 11, 2008 Board meeting.

Taking into account the totality of the information and materials provided to them at the November 11, 2008, June 5, 2008 and at other prior meetings, the Board concluded that the advisory fee rates proposed under each New Advisory Agreement were reasonable for the services being rendered and in comparison to the data reflected in the Lipper materials.

(f) Conclusion — The Board examined the totality of the information they were provided both at the November 11, 2008 and June 5, 2008 Board meetings and did not identify any single factor discussed previously as controlling. After the Independent Directors of each Fund deliberated in executive session, the Board of each Fund, which consists solely of Independent Directors, approved each New Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Advisory Agreement was in the best interests of the stockholders.

Recommendation of the Board of Directors

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THEIR FUND VOTE “FOR” APPROVAL OF THE NEW ADVISORY AGREEMENTS.

PROPOSAL 2. TO APPROVE NEW INVESTMENT SUBADVISORY AGREEMENTS

IQ Advisors has entered into the Current Subadvisory Agreements with the Subadvisers, as set forth below, under which IQ Advisors has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser is responsible for implementing the Fund’s investment strategy. Each Subadviser receives compensation for its services out of the advisory fee paid by each Fund to IQ Advisors and not from the Fund directly.

Fund	Subadviser
Defined Strategy	Nuveen HydePark Group, LLC
Dow 30 Enhanced	Nuveen HydePark Group, LLC
Dow 30 Premium	Nuveen HydePark Group, LLC
Enhanced S&P 500	Oppenheimer Capital, LLC
Global Income	Nuveen Asset Management
MLP Fund	Fiduciary Asset Management, LLC
NASDAQ Premium	Nuveen HydePark Group LLC
S&P 500 Covered	Oppenheimer Capital, LLC
S&P 500 GEARED	BlackRock Investment Management, LLC
Small Cap	BlackRock Investment Management, LLC

At the Meeting, in addition to approving a New Advisory Agreement, you will also be asked to approve a New Subadvisory Agreement between IQ Advisors and, as set forth above, your Fund’s current Subadviser. A comparison of the proposed New Subadvisory Agreements and the Current Subadvisory Agreements are included below. A form of each New Subadvisory Agreement is attached hereto as Appendix C. The date of the Current Subadvisory Agreement applicable to each Fund and the date on which it was last submitted for approval by stockholders and the date on which it was last approved for continuance by the Board are provided in Appendix A.

Comparison of the Current Subadvisory Agreements to the New Subadvisory Agreements

The terms of the New Subadvisory Agreements are substantially similar to those of the respective Current Subadvisory Agreements. The fees payable by IQ Advisors to the respective

Subadvisers under the New Subadvisory Agreements are identical to those payable under the respective Current Subadvisory Agreements. If approved by stockholders of a Fund, the New Subadvisory Agreement will expire two years from its effective date, unless specifically reapproved in the manner required by the 1940 Act and the rules thereunder. The following discussion provides a comparison of certain terms of the Current Subadvisory Agreements to the terms of the New Subadvisory Agreements.

Investment Advisory Services. The investment advisory services to be provided by the Subadvisers to the Funds under the New Subadvisory Agreements will be the same as those services provided by the Subadvisers to the Funds under the Current Subadvisory Agreements. Both the Current Subadvisory Agreements and New Subadvisory Agreements provide that, subject to the supervision, direction and approval of IQ Advisors and the Board, the Subadvisers will conduct a continual program of investment, evaluation, sale, and reinvestment of the respective Fund’s assets. In addition, each Subadvisory Agreement provides that the Subadviser will carry out its duties in a manner consistent with applicable federal and state laws and regulations and exercise its best judgment and act in good faith and use reasonable care in rendering the services it agrees to provide under the Subadvisory Agreement. Each New Subadvisory Agreement includes a new clause clarifying that the Subadviser need not take steps to maintain the Fund’s status as a RIC under Subchapter M of the Code, if it would not be in the best interests of a Fund to do so. The investment advisory services will be provided by the same Subadviser personnel under the New Subadvisory Agreement as under the Current Subadvisory Agreement.

Fees. The fees payable to a Subadviser under a Fund’s New Subadvisory Agreement are identical to the fees payable to that Subadviser under that Fund’s Current Subadvisory Agreement. Specifically, under the Current Subadvisory Agreements and the New Subadvisory Agreements, IQ Advisors has agreed to pay the Subadvisers a monthly fee at the annual rate shown in the table below of the aggregate of the average daily value of the Fund’s net assets plus borrowings for any leverage and other investment purposes; however, with respect to Enhanced S&P 500, the Subadviser receives a monthly fee at the annual rate shown in the table below of the aggregate of the average daily value of the Fund’s net assets plus borrowings for investment purposes, but excluding any net assets attributable to leveraging transactions. The following table shows the fees paid to the Subadvisers by IQ Advisors for each Fund’s most recent fiscal year for services performed under the Current Subadvisory Agreements.

Fund	Fiscal Year End	Subadvisory Fee Rate	Subadvisory Fee Paid
Defined Strategy	September 30	0.35%	$ 275,700
Dow 30 Enhanced	December 31	0.39%	$1,120,994
Dow 30 Premium	December 31	0.39%	$ 915,797
Enhanced S&P 500	December 31	0.40%	$ 543,936
Global Income	December 31	0.40%	$ 545,847
MLP Fund	October 31	0.50%	$1,089,500
NASDAQ Premium	December 31	0.39%	$1,274,885
S&P 500 Covered	December 31	0.40%	$1,220,297
S&P 500 GEARED	December 31	0.35%	$ 276,022
Small Cap	December 31	0.39%	$ 998,215

The table set forth in Appendix F lists other funds registered under the 1940 Act advised by each Subadviser with similar investment objectives to the Fund(s) they subadvise, the net assets of those funds and the advisory/subadvisory fees that the Subadviser received from those funds during the fiscal years ended on the dates noted.

Payment of Expenses. Under both the Current Subadvisory Agreement and the New Subadvisory Agreement, each Subadviser will bear all expenses (excluding expenses to be borne by a Fund as described in the Subadvisory Agreement) in connection with the performance of its services under its respective Subadvisory Agreement. The expenses to be borne by a Fund under its New Subadvisory Agreement are the same as in its Current Subadvisory Agreement.

Limitation on Liability. The Current Subadvisory Agreements and New Subadvisory Agreements each generally provide that, except as provided in the Subadvisory Agreements and as may otherwise be provided by applicable law, IQ Advisors and the Subadvisers will not be liable to each other, the respective Fund or any stockholder of the respective Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of services rendered under the Subadvisory Agreements, except that IQ Advisors and the Subadvisers will be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of reckless disregard of their respective obligations and duties under the Subadvisory Agreements.

Continuance. Each Fund’s Current Subadvisory Agreement (other than MLP Fund) was renewed for a one-year period at the June 5, 2008 Board meeting and, unless terminated, could have been continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. MLP Fund’s Current Subadvisory Agreement was effective as of June 26, 2007, for an initial period of two years and, unless terminated, could have been continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. If the stockholders of a Fund approve the New Subadvisory Agreement for that Fund, the New Subadvisory Agreement will expire two years from its effective date, unless its continuance is approved in the manner required by the 1940 Act and the rules thereunder. The Current Subadvisory Agreements and the New Subadvisory Agreements both contain the same provisions regarding continuance of the Subadvisory Agreement.

Termination. Each Current Subadvisory Agreement and New Subadvisory Agreement provides for termination without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to IQ Advisors and Subadviser, (ii) by the Adviser upon sixty (60) days’ written notice to the Fund and Subadviser, or (iii) by the Subadviser upon sixty (60) days’ written notice to the Fund and IQ Advisors. As with the Current Subadvisory Agreement, the New Subadvisory Agreement for each Fund also will terminate automatically in the event of assignment or in the event of the assignment or termination of the investment advisory and management agreement between the Adviser and the respective Fund.

INFORMATION ABOUT THE SUBADVISERS

BlackRock Investment Management LLC

BlackRock Investment Management, LLC (“BIM”) serves as subadviser to S&P 500 GEARED and Small Cap. BIM is a wholly-owned subsidiary of BlackRock, one of the largest publicly traded investment management firms in the United States with approximately $1.26 trillion of assets under management as of September 30, 2008. BlackRock is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch.

The principal business address of BIM and each director and/or principal executive officer of BIM is 800 Scudders Mill Road, Plainsboro NJ 08536. The names and principal occupations of the directors and/or officers of BIM are set forth in Appendix E.

Fiduciary Asset Management, LLC

Fiduciary Asset Management, LLC (“FAMCO”) serves as subadviser to MLP Fund. FAMCO, a limited liability company organized under the laws of the State of Missouri, is registered as an investment adviser. As of September 30, 2008, FAMCO managed and supervised approximately $15.2 billion in assets. FAMCO is 100% owned by Piper Jaffray Investment Management, Inc., a wholly owned subsidiary of Piper Jaffray Companies.

The principal business address of FAMCO is and each director and/or principal executive officer of FAMCO is 8235 Forsyth Boulevard, Suite 700, St. Louis, Missouri 63105. The names and principal occupations of the directors and/or officers of FAMCO are set forth in Appendix E.

Nuveen Asset Management

Nuveen Asset Management (“NAM”) serves as subadviser to Global Income. NAM offers advisory and investment management services to a broad range of institutional and high net worth clients, including mutual funds. NAM is a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”), which is indirectly owned by investors led by Madison Dearborn Partners, LLC, and including other financial institutional investors. The investor group includes affiliates of Merrill Lynch. Merrill Lynch is an indirect “affiliated person” (as that term is defined in the 1940 Act) of NAM. NAM and its affiliates had approximately $134.1 billion in assets under management as of September 30, 2008.

The principal business address of NAM and each of its directors and/or principal executive officers is 333 West Wacker Drive, Chicago, IL 60606. The names and principal occupations of the directors and/or officers of NAM are set forth in Appendix E.

Nuveen HydePark Group, LLC

Nuveen HydePark Group, LLC (“HydePark”) serves as subadviser to Defined Strategy, Dow 30 Enhanced, Dow 30 Premium and NASDAQ Premium. HydePark is an affiliate of NAM and is under the same ownership structure as NAM. HydePark and its affiliates had approximately $134.1 billion in assets under management as of September 30, 2008.

The principal business address of HydePark and each director and/or principal executive officer of HydePark is 111 West Jackson Boulevard, Suite 1411, Chicago, Illinois 60604. The names and principal occupations of the directors and/or officers of HydePark are set forth in Appendix E.

Oppenheimer Capital LLC

Oppenheimer Capital LLC (“Oppenheimer Capital”) serves as subadviser to Enhanced S&P 500 and S&P 500 Covered. Oppenheimer Capital, a Delaware limited liability company, was founded in 1969 and is a wholly-owned subsidiary of Allianz Global Investors NY Holdings LLC, which is a wholly-owned subsidiary of Allianz Global Investors Management Partners, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P., a Delaware limited partnership. Allianz SE, a public company, indirectly holds a controlling interest in Allianz Global Investors of America L.P. As of September 30, 2008, Oppenheimer Capital and its affiliates managed and supervised approximately $13.6 billion in assets.

The principal business address of Oppenheimer Capital and each director and/or principal executive officer of Oppenheimer Capital is 1345 Avenue of the Americas, New York, New York 1010. The names and principal occupations of the directors and/or officers of Oppenheimer Capital are set forth in Appendix E.

Stockholder Approval

To become effective, each New Subadvisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the respective Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund.

Board Considerations in Approving the New Subadvisory Agreements

The New Subadvisory Agreements were approved by the respective Board on behalf of each Fund after consideration of all factors determined to be relevant to their deliberations, including those discussed below. Each Fund’s Board authorized the submission of the New Subadvisory Agreement for consideration by the Fund’s stockholders in this Joint Proxy Statement. If a New Advisory Agreement is not approved for a Fund, the New Subadvisory Agreement for that Fund will also not take effect.

At an in-person Board meeting held on November 11, 2008, each Fund’s Board, including the Independent Directors, approved that Fund’s New Subadvisory Agreement between IQ Advisors and the respective Subadviser in respect of each Fund.

The Approval Process. In considering the approval of the New Subadvisory Agreement between IQ Advisors and each Subadviser, the Board received and discussed various materials provided to them in advance of the meetings which included, among other things, a copy of the form of New Subadvisory Agreement, the materials the Board had received in connection with their consideration and approval of the continuation of the Current Subadvisory Agreements (other than for MLP Fund) at the June 5, 2008 Board meeting, additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements, due diligence materials from IQ Advisors and a report and presentation on the Merger and its potential impact on the services provided to the Funds. In addition, the Board considered materials received at previous meetings of the Board regarding the Funds.

In considering whether to approve the New Subadvisory Agreements, the Board reviewed materials from counsel to the Funds and from IQ Advisors and the Subadvisers including: (i) information concerning the services rendered to the Funds by the Subadvisers; (ii) information concerning the revenues and expenses incurred by the Subadvisers from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Board under the 1940 Act; and (iv) information from Lipper comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each New Subadvisory Agreement was considered separately by the Board. The Independent Directors were represented by independent legal counsel who assisted them in their deliberations. In voting to approve each Fund’s New Subadvisory Agreement, the Board considered in particular the following factors:

(a) The nature, extent and quality of services provided by the Subadvisers — In reviewing the New Subadvisory Agreements, the Board referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Subadvisory Agreement for each respective Fund (other than MLP Fund) at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements. The Board focused on the experience of the Subadvisers in managing registered funds. The Board considered the reputation and investment experience of the Subadvisers and their investment professionals who have served as portfolio managers and would continue to serve as portfolio managers. The Board noted that it had met with officers of IQ Advisors and members of each Subadviser’s portfolio management team to discuss the management of each Fund’s investments at recent Board meetings. The Board took into account the annual due diligence investment review of each Subadviser and the report presented at a prior meeting that concluded that each such Subadviser has thus far executed its respective Fund’s investment strategies in accordance with the Fund’s objectives and general expectations. The Board noted that it had discussed each Fund’s investment strategy with representatives from the respective Subadviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Board also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subadviser’s portfolio management team. The Board considered the compliance program of each Subadviser and the report of the chief compliance officer of the Funds. Following consideration of this information, and based on management presentations during the November 11, 2008 and

June 5, 2008 Board meetings, the Board concluded that the nature, extent and quality of services provided to each Fund by the applicable Subadviser under the Current Subadvisory Agreement were of a high quality and would continue to benefit the respective Fund. The Board considered that the same services would be provided by the same personnel pursuant to the New Subadvisory Agreements.

(b) Investment performance of each Fund and each Subadviser — The Board received and considered information about each Fund’s investment performance in light of its stated investment objective at the November 11, 2008 and June 5, 2008 Board meetings and made the determinations discussed above under “Board Considerations in Approving the New Advisory Agreements.” As a result of their discussions and review, the Board concluded that each Fund’s performance was satisfactory.

(c) Cost of services provided and profits realized by each Subadviser from the relationship with each respective Fund — The Board considered the profitability to BIM, a subsidiary of BlackRock, by serving as Subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under “Board Considerations in Approving the New Advisory Agreements.” Based on such information, the Board concluded that BIM’s profits were acceptable in relation to the nature, extent and quality of services provided. The Board noted that profitability data was not provided with respect to the other Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at “arm’s length” between IQ Advisors and each such Subadviser (including NAM and HydePark, with which subadvisory arrangements were originally negotiated prior to the investment in their parent company by an affiliate of IQ Advisors). The Board then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with each of their respective Funds, including the reputational benefits from managing the Funds. The Board concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale — The Board received and considered information about potential economies of scale at the November 11, 2008 and June 5, 2008 Board meetings and made the determinations discussed above under “Board Considerations in Approving the New Advisory Agreements.”

Taking into account the totality of the information and materials provided to them at the November 11, 2008, June 5, 2008 and at other prior meetings, the Board determined that no changes were currently necessary to each Fund’s fee structure.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients — The Board considered representations by IQ Advisors that there would be no change in the allocation of the fees between IQ Advisors and Subadvisers in relation to the services provided by a Subadviser, as a result of the Merger. In considering the compensation to be paid to the Subadvisers, noting that no changes to such compensation from that payable under the Current Subadvisory Agreements were proposed, the Board referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Subadvisory Agreement for the respective Fund (other than for MLP Fund) and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Board noted that, in connection with such considerations, the Board had received and reviewed fee comparison data from Lipper (which included information regarding the fees paid by certain investment advisers to subadvisers of peer funds), and concluded that such information continued to be relevant to their current deliberations. The Board received and reviewed fee comparison data from Lipper for MLP Fund at the November 11, 2008 Board meeting. In reviewing that data, the Board noted that the subadvisory fee with respect to each Fund was at a level that continued to be reasonable and similar to that of comparable funds.

The Board discussed the services rendered by each Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to them at the November 11, 2008, June 5, 2008 and at other prior meetings, among other things, the fact that the subadvisory fees were negotiated by IQ Advisors on an arm’s length basis, the Board concluded that the subadvisory fees proposed under each New Subadvisory Agreement continued to be reasonable for the services being rendered.

(f) Conclusion — The Board examined the totality of the information they were provided both at the November 11, 2008 and June 5, 2008 Board meetings and did not identify any single factor discussed previously as controlling. After the Independent Directors of each Fund deliberated in executive session, the Board of each Fund, which consists solely of the Independent Directors, approved each New Subadvisory Agreement, concluding that the subadvisory fee rate was reasonable in relation to the services provided and that the New Subadvisory Agreement was in the best interests of the stockholders.

Recommendation of the Board of Directors

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THEIR FUND VOTE “FOR” APPROVAL OF THE NEW SUBADVISORY AGREEMENTS.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation. The expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying Notice and this Joint Proxy Statement will be borne by Merrill Lynch, Bank of America or their respective affiliates. Merrill Lynch, Bank of America or their respective affiliates will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

In order to obtain the necessary quorum and vote at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Funds, as well as by financial services firms or their representatives, who will receive no extra compensation for their services. If, by the time scheduled for the Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the stockholders, the Chairman of the Meeting or, if a stockholder vote is called, the stockholders who are present at the meetings, may adjourn the Meeting to permit further solicitation of proxies from stockholders. Any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to 120 days after the original record date for that Meeting. The Funds have retained Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, to assist in the solicitation and tabulation of proxies at a cost of approximately $[        ] per Fund. As stated above, these costs will be borne by Merrill Lynch, Bank of America or their respective affiliates.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the stockholder has received the Joint Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a stockholder’s telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

Quorum. The presence in person or by proxy of the holders of shares of stock of a Fund entitled to cast a majority of all of the votes entitled to be cast at the Fund’s Meeting shall constitute a quorum with respect to that Fund. The quorum requirements for each Fund must be met separately by each Fund. Because the proposals are separate for each Fund, it is important that stockholders who own shares in more than one Fund complete, sign and return each proxy card they receive. Failure of a quorum to be present at any Meeting will necessitate adjournment. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

Voting Requirement. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the votes will be cast “FOR” Proposal 1 and Proposal 2.

Assuming a quorum is present at each Meeting, approval of Proposal 1 and Proposal 2 will require the affirmative vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund.

Broker Non-Votes and Abstentions. Broker-dealer firms, including MLPF&S, holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange (“NYSE”), in certain, non-routine matters, such as the approval of the New Advisory Agreement (Proposal 1) and the New Subadvisory Agreement (Proposal 2), a broker member may not authorize any proxy without instructions from the customer. Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters because the broker did not receive instructions are called “broker non-votes.” With respect to the proposal to approve the New Advisory Agreements and the New Subadvisory Agreements, broker non-votes and abstentions will have the same effect as a vote against the proposal, although they will be considered present for purposes of determining the presence of a quorum at the Meeting.

If, at the Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the stockholders represented by the proxy will be present for purposes of obtaining a quorum at the Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy “FOR” Proposal 1 to approve the New Advisory Agreement and “FOR” Proposal 2 to approve the New Subadvisory Agreement.

Other Matters. Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to Proposals 1 and 2, no other business may properly come before the Meeting. If any such procedural matter requiring a vote of stockholders should arise, or any question as to an adjournment of the Meeting is submitted to stockholders, the persons named as proxies will vote on such procedural matters in accordance with their judgment of the best interests of the Fund.

Additional Information About IQ Advisors. IQ Investment Advisors LLC serves as investment adviser to the Funds, and also provides certain administrative services to the Funds. The address of IQ Advisors and its officers and principals is 4 World Financial Center, 6th Floor, New York, New York 10080. IQ Advisors is an indirect, wholly-owned subsidiary of Merrill Lynch.

Effective October 2, 2006, IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”), P.O. Box 9011, Princeton, NJ 08543-9011. The Administration Agreement provides that IQ Advisors will pay the Administrator a fee from its investment advisory fee at an annual rate equal to 0.12% of the average daily value of each Fund’s net assets plus borrowings for leverage and other investment purposes, with the exception of

Enhanced S&P 500, for which IQ Advisors will pay the Administrator a fee from its investment advisory fee at an annual rate equal to 0.12% of the average daily value of the Fund’s net assets plus borrowings for investment purposes, but excluding any net assets attributable to leveraging transactions, for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Funds for these services. The Administrator is an indirect subsidiary of BlackRock.

Report Delivery. Each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to any stockholder upon request. Such requests should be directed to the attention of the Fund Secretary, P.O. Box 9011, Princeton, NJ 08543-9011, Attention: Colleen R. Rusch, or call 1-877-449-4742. A copy will also be available on www.IQIAFunds.com.

Delivery of Proxy Materials. A single Joint Proxy Statement and Notice of Special Meeting of Stockholders will be delivered to two or more stockholders who share an address, unless the Funds have received contrary instructions from one or more stockholders. The Funds will furnish, without charge, upon request, a separate copy of the Joint Proxy Statement and Notice of Special Meeting of Stockholders to any stockholder at a shared address to which a single copy was delivered. Further, stockholders who share an address and are receiving multiple copies of the Joint Proxy Statement and Notice of Special Meeting of Stockholders may contact the Funds in order to receive a single copy of any future proxy statement or notice. Such requests should be directed to the attention of the Funds’ Secretary at: P.O. Box 9011, Princeton, New Jersey, 08543-9011, Attention: Colleen R. Rusch, or call 1-877-449-4742.

Stockholder Proposals. Each Fund’s current Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws generally must be delivered to the Secretary of the Fund, not later than 5:00 p.m. (Eastern Time) on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2009 Annual Meeting must have been received by the Secretary of the Fund on or after October 15, 2008 and prior to 5:00 p.m. (Eastern Time) on November 14, 2008. Also, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s 2009 annual meeting proxy statement pursuant to Rule 14a-8 of the Exchange Act, the Fund must have received it on or before November 14, 2008. All nominations and proposals must be in writing. Written proposals and notices should be sent to Colleen R. Rusch, Secretary of the Fund, P.O. Box 9011, Princeton, NJ 08543-9011.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Board of Directors,

COLLEEN R. RUSCH
Secretary
Defined Strategy Fund Inc
Dow 30SM Enhanced Premium & Income Fund Inc.
Dow 30SM Premium & Dividend Income Fund Inc.
Enhanced S&P 500® Covered Call Fund Inc.
Global Income & Currency Fund Inc.
MLP & Strategic Equity Fund Inc.
NASDAQ Premium Income & Growth Fund Inc.
S&P 500® Covered Call Fund Inc.
S&P 500® GEAREDSM Fund Inc.
Small Cap Premium & Dividend Income Fund Inc.

Dated: November [            ], 2008

APPENDIX A

Defined terms used in this Appendix and not otherwise defined shall have the same meanings as in the Joint Proxy Statement to which this Appendix is attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Term Used in this Joint Proxy Statement	Shares Outstanding as of Record Date
Defined Strategy Fund Inc.	Defined Strategy	[INSERT	]
Dow 30SM Enhanced Premium & Income Fund Inc.	Dow 30 Enhanced	[INSERT	]
Dow 30SM Premium & Dividend Income Fund Inc.	Dow 30 Premium	[INSERT	]
Enhanced S&P 500® Covered Call Fund Inc.	Enhanced S&P 500	[INSERT	]
Global Income & Currency Fund Inc.	Global Income	[INSERT	]
MLP & Strategic Equity Fund Inc.	MLP Fund	[INSERT	]
NASDAQ Premium Income & Growth Fund Inc.	NASDAQ Premium	[INSERT	]
S&P 500® Covered Call Fund Inc.	S&P 500 Covered	[INSERT	]
S&P 500® GEAREDSM Fund Inc.	S&P 500 GEARED	[INSERT	]
Small Cap Premium & Dividend Income Fund Inc.	Small Cap	[INSERT	]

Investment Advisory and Management Agreements and Investment Subadvisory Agreements — Dates and Approvals

Fund	Date of Current Advisory Agreement*	Date Last Approved by Stockholders*	Date Last Approved by Board
Defined Strategy	December 22, 2004	December 10, 2004	June 5, 2008
Dow 30 Enhanced	May 30, 2007	May 24, 2007	June 5, 2008
Dow 30 Premium	April 29, 2005	April 22, 2005	June 5, 2008
Enhanced S&P 500	September 30, 2005	September 20, 2005	June 5, 2008
Global Income	April 28, 2006	March 10, 2006	June 5, 2008
MLP Fund	June 26, 2007	May 16, 2007	March 6, 2007
NASDAQ Premium	January 30, 2007	January 22, 2007	June 5, 2008
S&P 500 Covered	March 28, 2005	March 17, 2005	June 5, 2008
S&P 500 GEARED	October 26, 2004	September 17, 2004	June 5, 2008
Small Cap	July 29, 2005	July 20, 2005	June 5, 2008

*	In general, each Current Advisory Agreement was last approved by stockholders (or, to the extent applicable, the initial stockholder) of the relevant Fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.

Fund	Date of Current Subadvisory Agreement	Date Last Approved by Stockholders*	Date Last Approved by Board
Defined Strategy	December 21, 2007	December 21, 2007	June 5, 2008
Dow 30 Enhanced	January 10, 2008	January 10, 2008	June 5, 2008
Dow 30 Premium	January 10, 2008	January 10, 2008	June 5, 2008
Enhanced S&P 500	September 27, 2005	September 20, 2005	June 5, 2008
Global Income	January 10, 2008	January 10, 2008	June 5, 2008
MLP Fund	June 26, 2007	May 16, 2007	June 14, 2007
NASDAQ Premium	January 10, 2008	January 10, 2008	June 5, 2008

A-1

Fund	Date of Current Subadvisory Agreement	Date Last Approved by Stockholders*	Date Last Approved by Board
S&P 500 Covered	March 24, 2005	March 17, 2005	June 5, 2008
S&P 500 GEARED	September 29, 2006	August 15, 2006	June 5, 2008
Small Cap	September 29, 2006	August 31, 2006	June 5, 2008

*	In general, each Current Subadvisory Agreement was last approved by stockholders (or, to the extent applicable, the initial stockholder) of the relevant Fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

[As of November 12, 2008, none of the Directors or officers of any Fund owned any of the common stock of any Fund.]

[As of November 12, 2008, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of securities of the Fund indicated:]

Fund	Percent	Name	Address

FEES PAID TO AFFILIATES

The aggregate brokerage commissions paid by each Fund to Merrill Lynch or brokers affiliated with Merrill Lynch (“Affiliated Brokers”) during each Fund’s most recently completed fiscal year is set forth in the table below.

Fund	Aggregate Commissions Paid Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to the Affiliated Brokers
Defined Strategy	$0	0%
Dow 30 Enhanced	$0	0%
Dow 30 Premium	$0	0%
Enhanced S&P 500	$0	0%
Global Income	$0	0%
MLP Fund	$0	0%
NASDAQ Premium	$0	0%
S&P 500 Covered	$0	0%
S&P 500 GEARED	$445	10.35%
Small Cap	$3,889	3.68%

The fees pad to futures commissions merchants (“FCMs”) affiliated with IQ Advisors during each Fund’s most recently completed fiscal year is set forth in the table below.

Fund	Fees Paid to Affiliated FCMs for Futures Trades
Defined Strategy	$0
Dow 30 Enhanced	$0
Dow 30 Premium	$0
Enhanced S&P 500	$0
Global Income	$0
MLP Fund	$0
NASDAQ Premium	$0
S&P 500 Covered	$0
S&P 500 GEARED	$445
Small Cap	$3,889

A-2

APPENDIX B

FORM OF

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

ENTERED INTO BETWEEN

IQ INVESTMENT ADVISORS LLC

AND

                                                  FUND INC.

This Investment Advisory Agreement (the “Agreement”) is entered into as of                     , by and between the                      FUND INC. (the “Fund”), a corporation duly organized and existing under the laws of the State of Maryland, and IQ INVESTMENT ADVISORS LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Adviser”).

WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Fund and the Adviser agree as follows:

1. Investment Description; Appointment

(a) INVESTMENT DESCRIPTION. The Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N-2, as may be periodically amended.

(b) APPOINTMENT OF ADVISER. The Fund hereby employs the Adviser to act as a manager and investment adviser of the Fund and to furnish, or arrange for its affiliates or other subadvisers to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Fund (the “Board”), for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set for the compensation provided for herein. The Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

2. Duties of the Investment Adviser

(a) MANAGEMENT AND ADMINISTRATIVE SERVICES. The Adviser shall perform, or arrange for its affiliates to perform, the management and administrative services necessary for the operation of the Fund, including administering shareholder accounts and handling shareholder relations. The Adviser shall provide the Fund with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Fund, shall conduct relations with custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser generally shall monitor the Fund’s compliance with investment policies and restrictions as set forth in filings made by the Fund under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

(b) INVESTMENT ADVISORY SERVICES. Subject to the supervision, direction and approval of the Board, the Adviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund and manage otherwise uninvested cash assets of the Fund; (d) arrange for the pricing of Fund securities; (e) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Fund (in such respect, and only for this limited purpose, the Adviser will act as the Fund’s agent and attorney-in-fact); (f) employ professional portfolio managers and securities analysts who provide research services to the Fund; and (g) make decisions with respect to the use by the Fund of borrowing for leverage or other investment purposes. The Adviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition,

(i) The Adviser will maintain and preserve the records specified in Section 15 of this Agreement and any other records related to the Fund’s transactions as are required under any applicable state or federal securities law or regulation, including: the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Advisers Act.

(ii) The Adviser will comply with procedures of the Board (“Board Procedures”) provided to the Adviser by the Fund. The Adviser will notify the Fund as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(iii) The Adviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it will provide to the Fund upon any reasonable request.

(iv) The Adviser will manage the investment and reinvestment of the assets of the Fund in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), subject to the best interests of the Fund. In addition, the Adviser will manage the Fund’s assets in accordance with the Fund’s investment objectives and policies as stated in the Prospectus. The Adviser also will manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules and regulations under the Act, any SEC no-action letter or order applicable to the Fund, and any applicable state securities law or regulation.

(c) SUBADVISERS. In carrying out its responsibilities hereunder, the Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. However, if the Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Fund (a “Subadviser”), such other person or entity must be (i) registered as an investment adviser under the Advisers Act, (ii) retained at the Adviser’s own cost and expense and (iii) retained subject to the requirements of Section 15 of the 1940 Act. Retention of one or more Subadvisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible for all acts and omissions of such Subadvisers, or other persons or entities, in connection with the performance of the Adviser’s duties hereunder.

3. Information and Reports

(a) The Adviser will keep the Fund informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Adviser will provide the Fund and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Fund may from time to time reasonably request. Additionally, prior to each Board meeting, the Adviser will provide the Board, or cause any Subadviser to provide the Board, with reports regarding the management of the Fund during the most recently completed quarter, to include written certifications that the Fund is in compliance with the Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations under the Act, and the requirements of Subchapter M of the Code, and otherwise in such form as may be mutually agreed upon by the Adviser and the Fund. The Adviser also will certify quarterly to the Fund that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Adviser has done to seek to ensure such compliance in the future. Annually, the Adviser will furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Fund. Upon written request of the Fund with respect to violations of the Code of Ethics directly affecting the Fund, the Adviser will permit representatives of the Fund to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

(b) The Adviser also will provide the Fund with any information reasonably requested regarding its management of the Fund required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the SEC. The Adviser will promptly inform the Fund if any information in the Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), is (or will become) inaccurate or incomplete.

4. Standard of Care

The Adviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 4, the term “Adviser” shall include any affiliates of the Adviser performing services for the Fund contemplated hereby, and directors, officers and employees of the Adviser and of such affiliates.

5. Adviser’s Duties Regarding Fund Transactions

(a) PLACEMENT OF ORDERS. The Adviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers the

Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the supervision of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current Prospectus, subject to provisions (b), (c) and (d) of this Section 5.

(b) SELECTION OF BROKERS AND DEALERS. To the extent permitted by the policy guidelines set out in the Fund’s current Prospectus, in the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Adviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c) SOFT DOLLAR ARRANGEMENTS. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

6. Compensation

For the services rendered, the facilities furnished and the expenses assumed by the Adviser, the Fund shall pay to the Adviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund at the annual rate of         % of an aggregate of (i) the Fund’s average daily net assets and (ii) the proceeds of any outstanding borrowings used for leverage (“average daily net assets” means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of outstanding preferred stock), commencing on the day following effectiveness hereof. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s average daily net assets. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Prospectus, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

7. Expenses

(a) THE ADVISER. Except as may otherwise be provided in Section 7(b) hereof, the Adviser shall (i) provide the staff and personnel necessary to perform its obligations under this Agreement, assume and pay or cause to be paid all expenses incurred in connection with the maintenance of such staff and personnel, and, at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide hereunder; and (ii) pay, or cause its affiliates to pay, compensation of all officers and directors of the Fund who are affiliated persons of the Adviser.

(b) THE FUND. The Fund will bear all other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund’s directors who are not “interested persons” of the Fund; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements to these documents; (xii) expenses of printing and mailing prospectuses and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings. It also is understood that if the Adviser or any of its affiliates provide accounting services to the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting services to the Fund using a methodology for determining costs approved by the Board.

8. Services to Other Companies or Accounts

The Fund understands that the Adviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Fund has no objection to the Adviser and its affiliates so acting, provided, that, whenever the Fund and one or more other investment companies or accounts managed or advised by the Adviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund and understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement.

9. Affiliated Brokers

The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current prospectus; (b) the provisions of the 1940 Act and the Advisers Act; (c) the provisions of the Exchange Act, including, but not limited to, Section 11(a) thereof; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Adviser’s fees for services under this Agreement.

10. Custody

Nothing in this Agreement will require the Adviser to take or receive physical possession of cash, securities, or other investments of the Fund.

11. Term of Agreement; Termination of Agreement; Amendment of Agreement

(a) TERM. This Agreement will become effective                      (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

(b) TERMINATION. This Agreement may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser, and (ii) by the Adviser upon sixty (60) days’ written notice to the Fund. This Agreement also will terminate automatically in the event of its assignment.

(c) AMENDMENT. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those directors of the Fund who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund.

12. Representations and Covenants of the Fund

The Fund represents and covenants to the Adviser as follows:

(a) The Fund is duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as the business is now being conducted.

(b) The execution, delivery and performance by the Fund of this Agreement are within the Fund’s powers and have been duly authorized by all necessary actions of the Board, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Fund’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Fund.

(c) The Fund is, or will be prior to commencing operations, registered as a closed-end management investment company under the 1940 Act and the Fund’s shares are (or will be prior to commencing operations) registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

13. Representations and Covenants of the Adviser

The Adviser represents and covenants to the Fund as follows:

(a) It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of those jurisdictions in which its activities require it to be so registered or licensed, and (iii) will promptly notify the Fund of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f) It has provided the Fund with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Fund. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g) It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective, policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Adviser in writing. The Fund will promptly notify the Adviser in writing of changes to (ii) or (iii) above.

(h) It is not the subject of any proceeding, investigation or inquiry brought by the SEC, Financial Industry Regulatory Authority (“FINRA”) (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14. Cooperation with Regulatory Authorities or Other Actions

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

15. Records

(a) MAINTENANCE OF RECORDS. The Adviser hereby undertakes and agrees to maintain for the Fund, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Adviser’s responsibilities under this Agreement (the “Fund’s Books and Records”).

(b) OWNERSHIP OF RECORDS. The Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender them promptly to the Fund upon the request of the Fund; provided, however, that the Adviser may retain copies of the Fund’s Books and Records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Adviser’s offices. The Fund or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund. The Adviser agrees that the policies and procedures it has established for managing the Fund, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Fund, will be made available for inspection by the Fund or its authorized representatives upon reasonable written request within not more than two (2) business days.

16. Survival

All representations and warranties made by the Adviser and the Fund in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

17. Governing Law

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

18. Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

19. Definitions

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

20. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

FUND INC.

By:
Name:
Title:

IQ INVESTMENT ADVISORS LLC

By:
Name:
Title:

APPENDIX C

FORM OF

INVESTMENT SUBADVISORY AGREEMENT

ENTERED INTO BETWEEN

IQ INVESTMENT ADVISORS LLC

AND

This Investment Subadvisory Agreement (the “Agreement”) is entered into as of                 , 20     by and between IQ Investment Advisors LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Adviser”), and                     , a                      duly organized and existing under the laws of the State of                      (the “Subadviser”).

WHEREAS, the Adviser and                     . (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a corporation under the laws of the State of Maryland, have entered into an Investment Advisory and Management Agreement dated as of                     , (the “Investment Advisory Agreement”), a copy of which is attached as Exhibit A to this Agreement;

WHEREAS, pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide investment management and advisory services to the Fund;

WHEREAS, the Investment Advisory Agreement provides that the Adviser may engage a duly organized subadviser, to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement, provided that the Adviser obtains the consent and approval of the Board of Directors of the Fund (the “Board”), a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, in accordance with the requirements of the 1940 Act, and otherwise complies with the shareholder voting requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to render investment advisory services to the Adviser and the Fund in the manner and on the terms set out in this Agreement, and the Subadviser desires to provide such services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Adviser and the Subadviser agree as follows:

1. Investment Description; Appointment

(a) INVESTMENT DESCRIPTION. The Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N-2, as may be periodically amended. The Adviser agrees to provide copies of all amendments and supplements to the current Prospectus, and copies of any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (the “Board Procedures”), to the Subadviser on an on-going basis. In addition, the Adviser will furnish the Subadviser with a copy of any financial statement or report prepared for the Fund with respect to the Fund by certified or independent auditors, and with copies of any financial statements or reports made by the Fund to shareholders or to any state or federal regulatory agency. The Adviser also will inform the Subadviser of any material results of any audits or examinations by regulatory authorities pertaining directly to the Subadviser’s responsibilities for the Fund.

(b) APPOINTMENT OF SUBADVISER. The Adviser hereby engages the services of the Subadviser in connection with the investment and reinvestment of the Fund’s assets. Pursuant to this Agreement and subject to the oversight and supervision by the Adviser and the Board, the Subadviser will manage the investment and reinvestment of the Fund’s assets. Subject to the terms and conditions of this Agreement, the Subadviser hereby accepts the engagement by the Adviser in the foregoing capacity and agrees, at the Subadviser’s own expense, to render the services set out in this Agreement and to provide the office space, furnishings, equipment, and personnel required by the Subadviser to perform these services on the terms and for the compensation provided in this Agreement. Except as specified in this Agreement, the Subadviser agrees that it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Fund and the Adviser.

2. Services as Subadviser

Subject to the supervision, direction and approval of the Adviser and the Board, the Subadviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Subadviser is authorized, in its sole discretion and without prior consultation with the Adviser, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund and manage otherwise uninvested cash assets of the Fund; (d) price such Fund securities as the Adviser and Subadviser will mutually agree upon from time to time; (e) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Subadviser’s management of the assets of the Fund (in such respect, and only for this limited purpose, the Subadviser will act as the Adviser’s and the Fund’s agent and attorney-in-fact); and (f) employ professional portfolio managers and securities analysts who provide research services to the Fund. The Subadviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition:

(i) The Subadviser will furnish the Adviser routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Adviser and the Board as either or both will from time to time reasonably request.

(ii) The Subadviser will maintain and preserve the records specified in Section 15 of this Agreement and any other records related to the Fund’s transactions as are required under any applicable state or federal securities law or regulation including: the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”), and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser and the Fund will maintain and preserve all other books and records for the Fund as required under such rules. The Subadviser will furnish to the Adviser all information relating to the Subadviser’s services under this Agreement reasonably requested by the Adviser within a reasonable period of time after the Adviser makes such request.

(iii) The Subadviser will comply with Board Procedures provided to the Subadviser by the Adviser or the Fund. The Subadviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(iv) The Subadviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it will provide to the Adviser and the Fund upon any reasonable request. The Subadviser shall ensure that its employees will comply in all material respects with the provisions of Section 16 of the Exchange Act, and to cooperate reasonably with the Adviser for purposes of filing any required reports with the SEC or such other regulator having appropriate jurisdiction.

(v) The Subadviser will manage the investment and reinvestment of the assets of the Fund in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), subject to the best interests of the Fund. In addition, the Subadviser will manage the Fund’s assets in accordance with the Fund’s investment objectives and policies as stated in the Prospectus. The Subadviser also will manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules and regulations thereunder, any SEC no-action letter or order applicable to the Fund, and any applicable state securities law or regulation. The Adviser will provide the Subadviser with copies of any such SEC no-action letter or order. The Subadviser agrees to perform its duties hereunder in complete compliance with Rule 38a-1 of the 1940 Act and Rule 206(4)-7 of the Advisers Act, including providing the Fund’s Chief Compliance Officer and/or Board with such information, reports and certifications as they may reasonably request.

3. Information and Reports

(a) The Subadviser will keep the Fund and the Adviser informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser will provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser will provide the Adviser and the Board with reports regarding the Subadviser’s management of the Fund during the most recently completed quarter, to include written certifications that the Fund is in compliance with the Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations thereunder, and the requirements of Subchapter M of the Code, and otherwise in such form as may be mutually agreed upon by the Subadviser and the Adviser. The Subadviser also will certify quarterly to the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Adviser. Upon written request of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser will permit representatives of the Fund or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

(b) Attached hereto as Annex A is a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be. Each of the Adviser and the Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

(c) The Subadviser also will provide the Adviser with any information reasonably requested regarding its management of the Fund required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the SEC. The Subadviser will promptly inform the Fund and the Adviser if any information in the Prospectus or Statement of Additional Information, as amended from time to time (“SAI”) is (or will become) inaccurate or incomplete.

4. Standard of Care

The Subadviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5. Subadviser’s Duties Regarding Fund Transactions

(a) PLACEMENT OF ORDERS. The Subadviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers that the Subadviser, in its sole discretion, selects. To that end, the Subadviser is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Subadviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current Prospectus, subject to provisions (b), (c) and (d) of this Section 5.

(b) SELECTION OF BROKERS AND DEALERS. To the extent permitted by the policy guidelines set out in the Fund’s current Prospectus, in connection with the selection of brokers and dealers to execute portfolio transactions, the Subadviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Subadviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of such brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Subadviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Subadviser a higher commission than that charged by other brokers and dealers if the Subadviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Subadviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c) SOFT DOLLAR ARRANGEMENTS. On an ongoing basis, but not less often than annually, the Subadviser will identify and provide a written description to the Board and the Adviser of all “soft dollar” arrangements that the Subadviser maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Subadviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d) AGGREGATED TRANSACTIONS. On occasions when the Subadviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund well as other clients, the Subadviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Subadviser manages. When an order is so aggregated, the Subadviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Subadviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Subadviser, the Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

6. Compensation

For its services, the Adviser shall pay the Subadviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund at the annual rate of             % of an aggregate of (i) the Fund’s average daily net assets and (ii) the proceeds of any outstanding borrowings used for leverage (“average daily net assets” means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of outstanding preferred stock), commencing on the day following effectiveness hereof. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s average daily net assets. The Subadviser will have no right to obtain compensation directly from the Fund for services provided under this Agreement and agrees to look solely to the Adviser for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Prospectus, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

7. Expenses

The Subadviser will bear all expenses (excluding expenses to be borne by the Fund as described in the following sentence) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund’s directors who are not “interested persons” of the Fund; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements to these documents; (xii) expenses of printing and mailing prospectuses and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings.

8. Services to Other Companies or Accounts

The Adviser understands that the Subadviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Adviser has no objection to the Subadviser and its affiliates so acting, provided, that, whenever the Fund and one or more other investment companies or accounts managed or advised by the Subadviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account. The Adviser represents that the Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund and that the Fund also understands that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Subadviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement.

9. Affiliated Brokers

The Subadviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current prospectus; (b) the provisions of the 1940 Act and the Advisers Act; (c) the provisions of the Exchange Act, including, but not limited to, Section 11(a) thereof; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

10. Custody

Nothing in this Agreement will require the Subadviser to take or receive physical possession of cash, securities, or other investments of the Fund.

11. Term of Agreement; Termination of Agreement; Amendment of Agreement

(a) TERM. This Agreement will become effective on                      (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

(b) TERMINATION. This Agreement may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser and Subadviser, (ii) by the Adviser upon 60 days’ written notice to the Fund and Subadviser, or (iii) by the Subadviser upon 60 days’ written notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment or in the event of the assignment or termination of the Investment Advisory Agreement.

(c) AMENDMENT. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those directors who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of outstanding shares of the Fund.

12. Representations and Covenants of the Adviser

The Adviser represents and covenants to the Subadviser as follows:

(a) It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as the business is now being conducted.

(b) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary actions and by the Board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory of industry self-regulatory agency, necessary to be met by the Adviser in order to perform the services contemplated by this Agreement.

(e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f) It acknowledges that it has received a copy of the Subadviser’s Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

(g) The Fund is, or will be prior to commencing operations, registered as a closed-end management investment company under the 1940 Act and the Fund’s shares are (or will be prior to commencing operations) registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

(h) It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective, policies, and restrictions, as set out in the Prospectus, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund will promptly notify the Adviser in writing of changes to (ii) or (iii) above, and upon receipt of such notice, the Adviser will promptly notify the Subadviser in writing of such changes to (ii) or (iii) above.

13. Representations and Covenants of the Subadviser

The Subadviser represents and covenants to the Adviser as follows:

(a) It is duly organized and validly existing under the laws of the State of                      with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Subadviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, and (iii) will promptly notify the Fund of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f) It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. The information contained in the Subadviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(i) It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective, policies, and restrictions, as set out in the Prospectus and SAI; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund or the Adviser will promptly notify the Subadviser in writing of changes to (ii) or (iii) above.

(j) It is not the subject of any proceeding, investigation or inquiry brought by the SEC, Financial Industry Regulatory Authority (“FINRA”) (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14. Cooperation with Regulatory Authorities or Other Actions

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

15. Records

(a) MAINTENANCE OF RECORDS. The Subadviser hereby undertakes and agrees to maintain for the Fund, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Subadviser’s responsibilities under this Agreement (the “Fund’s Books and Records”).

(b) OWNERSHIP OF RECORDS. The Subadviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Fund or the Adviser the Fund’s Books and Records upon the request of the Fund or the Adviser; provided, however, that the Subadviser may retain copies of the Fund’s Books and Records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Adviser or their respective authorized representatives will have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund or the Adviser. The Subadviser agrees that the policies and procedures it has established for managing the Fund, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Fund, will be made available for inspection by the Fund, the Adviser or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

16. Confidentiality.

(a) NON-DISCLOSURE BY SUBADVISER. The Subadviser agrees that the Subadviser will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by the Adviser or the Fund, or if this disclosure or use is required by federal or state regulatory authorities or by a court.

(b) NON-DISCLOSURE EXCEPTIONS. The Subadviser may disclose the investment performance of the Fund; provided that the disclosure does not reveal the identity of the Adviser or the Fund. The Subadviser may also disclose that the Adviser and the Fund are the Subadviser’s clients, provided that the disclosure does not reveal the investment performance or the composition of the Fund.

17. Limitation of Liability; Indemnification

(a) LIMITATION OF LIABILITY. Except as provided in this Agreement and as may otherwise be provided by the 1940 Act or other federal securities laws, the Adviser and its respective officers, directors, employees, agents, representatives or persons controlled by them (collectively, the “Related Parties”) on the one hand, and the Subadviser and the Subadviser Related Parties on the other hand, will not be liable to each other, the Fund or any shareholder of the Fund for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except that the Adviser, the Subadviser and any respective Related Party will be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

(b) SUBADVISER INDEMNITY TO THE ADVISER. The Subadviser agrees to indemnify and defend the Adviser, the Adviser’s Related Parties, or any affiliate of the Adviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Subadviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser.

(c) THE ADVISER INDEMNITY TO SUBADVISER. The Adviser agrees to indemnify and defend the Subadviser, the Subadviser’s Related Parties, or any affiliate of the Subadviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Adviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser).

(d) INDEMNIFICATION PROCEDURES. Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 17 (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 17 (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions of this Agreement, and will relieve it from liability under this Agreement only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party will be entitled to participate in any such action and, to the extent that it will wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party will not be liable to such Indemnified Party under this Agreement for any legal expense of the other counsel subsequently incurred without the Indemnifying Party’s consent. The Indemnified Party will cooperate in the defense or settlement of claims so assumed. The Indemnifying Party will not be liable under this Agreement for the settlement by the Indemnified Party for any claim or demand unless the Indemnifying Party has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding involving the Indemnifying Party will be commenced by the Indemnified Party in connection with the Agreement, or the transactions contemplated under this Agreement, and such proceeding will be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party will be liable to the Indemnifying Party for any reasonable attorney’s fees and direct costs relating to such proceedings. The indemnifications provided in this Section 17 will survive the termination of this Agreement.

18. Survival

All representations and warranties made by the Subadviser and the Adviser in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

19. Limitation on Consultation

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser will not consult with any other subadviser to the Fund or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

20. Governing Law

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

21. Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

22. Definitions

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

23. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

IQ INVESTMENT ADVISORS LLC

By:
Name:
Title:

[SUBADVISER]

By:
Name:
Title:

EXHIBIT A

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

ANNEX A

LIST OF AFFILIATES

APPENDIX D

OFFICERS AND DIRECTORS OF IQ INVESTMENT ADVISORS LLC

The names and principal occupation of officers, directors and the name of the sole Member of IQ Advisors are set forth below.

Name	Principal Occupation	Position(s) with the Funds, if any
IQ Financial Products LLC	Sole Member and Parent	None

Brian P. Hull	IQ Investment Advisors LLC, Director since 2006; ML & Co., Inc., Senior Vice President, Global Wealth Management since 2005; ML & Co., Inc., Vice Chairman and member of the Executive Client Coverage Group since 2007; ML & Co., Inc., Senior Vice President, Head of Private Banking & Investment Group and Client Coverage Group since 2008; ML & Co., Inc., Senior Vice President, Head of Private Client’s Distribution and Business Development and Institutional Advisory Division (2005 – 2007). ML & Co., Inc., Managing Director, Head of Global Investor Client Group (2003 – 2005).	None

Stephen G. Bodurtha	IQ Investment Advisors LLC, Director since 2006; ML & Co., Inc., Vice Chairman, Global Wealth Management since 2008; ML & Co., Inc., Senior Vice President, Head of the Retirement Group since 2008; ML & Co., Inc., Senior Vice President, Head of Wealth Management, Investment Products and Insurance (2005 – 2008); ML & Co., Inc., First Vice President, Global Wealth Management (1995 – 2005).	None

Mitchell M. Cox	IQ Investment Advisors LLC, President since April 2004; Merrill Lynch Pierce Fenner &Smith (“MLPF&S), Managing Director, Head of Global Investments & Insurance Solutions since 2008; MLPF&S, Managing Director, Head of Financial Products Group (2007 – 2008); MLPF&S, Managing Director, Head of Global Wealth	President

Name	Principal Occupation	Position(s) with the Funds, if any
Management Market Investments & Origination (2003 – 2007); MLPF&S, Managing Director, Head of Structured Products Origination and Sales (2001 – 2003); MLPF&S, FAM Distributors (“FAMD”), Director since 2006; IQ Financial Products LLC, Director since 2006.

Satyanarayan R. Chada	IQ Investment Advisors LLC, Vice President since 2004; MLPF&S Managing Director, Head of Global Wealth Management Structured Products Origination; Structured and Alternative Solutions since 2006; MLPF&S, First Vice President, Global Wealth Management Market Investments & Origination (2004 – 2006); Director, Global Wealth Management Market Investments & Origination (2002 – 2004).	None

Justin C. Ferri	IQ Investment Advisors LLC, Vice President since 2005; MLPF&S Managing Director, Global Investments and Insurance Solutions since 2008; Merrill Lynch Alternative Investments LLC (“MLAI”) Director since 2008; MLPF&S Vice President, Head Global Private Client Rampart Equity Derivatives from 2004 to 2005; MLPF&S Vice President, Co-Head Global Private Client Domestic Analytic Development from 2002 to 2004; and Vice President, Quantitative Development for mPower Advisors from 1999 to 2002.	Vice President

Colleen R. Rusch	IQ Investment Advisors LLC, Chief Administrative Officer and Secretary since 2007, Vice President since 2005; MLPF&S, Director, Structured and Alternative Solutions since 2007; MLPF&S, Director, Global Wealth Management Market Investments & Origination (2005 – 2007); Merrill Lynch Investment Managers (“MLIM”), Director	Vice President and Secretary

Name	Principal Occupation	Position(s) with the Funds, if any
from January 2005 to July 2005; Vice President of MLIM (1998 – 2004).

James E. Hillman	IQ Investment Advisors LLC, Treasurer since March 2007; MLPF&S, Director, Structured and Alternative Solutions since 2007; MLPF&S, Director, Global Wealth Management Market and Investments & Origination (September 2006 – 2007); Managed Account Advisors LLC, Vice President and Treasurer since November 2006; Director, Citigroup Alternative Investments Tax Advantaged Short Term Fund in 2006; Director, Korea Equity Fund Inc. in 2006; Independent Consultant, January to September 2006; Managing Director, The Bank of New York, Inc. (1999 – 2006).	Vice President and Treasurer

Martin G. Byrne	IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch, Office of General Counsel, Managing Director since 2006, First Vice President (2002 – 2006); Managed Account Advisors LLC, Chief Legal Officer since November 2006; FAMD, Director since 2006.	Chief Legal Officer

Gloria Greco	IQ Investment Advisors LLC, Chief Compliance Officer since 2008; Merrill Lynch & Co., Inc. First Vice President, Global Compliance since February 2006, Director (2003 – 2006), Vice President (1993 – 2003).	Chief Compliance Officer

Michael M. Higuchi	IQ Investment Advisors LLC, Vice President since 2008; MLPF&S, Vice President, Structured and Alternative Solutions since 2007; ML & Co., Inc., Vice President, Corporate Finance Treasury (2006 – 2007); ML&Co., Inc., Assistant Vice President, Corporate Finance Treasury (2005 – 2006); ML & Co., Inc., Senior Specialist, Corporate Finance Treasury (2003 – 2005).	Vice President

APPENDIX E

OFFICERS AND DIRECTORS OF THE SUBADVISERS

The names and principal occupation of officers and directors of the Subadvisers are set forth below. No officer or director of any of the Subadvisers holds a position with the Funds.

BLACKROCK INVESTMENT MANAGEMENT, LLC

Name	Principal Occupation
Ann Marie Petach	Chief Financial Officer and Managing Director
Robert P. Connolly	General Counsel, Managing Director and Secretary
Laurence D. Fink	Chief Executive Officer
Robert S. Kapito	President
Paul Audet	Vice Chairman
Charles Hallac	Vice Chairman
Barbara Novick	Vice Chairman
Scott Amero	Vice Chairman
Susan Wagner	Vice Chairman and Chief Operating Officer
Robert Doll	Vice Chairman
Robert Fairbairn	Vice Chairman
Bennett Golub	Vice Chairman

FIDUCIARY ASSET MANAGEMENT, LLC

Name	Principal Occupation
Charles D. Walbrandt	President, Chief Executive Officer, and Chief Investment Officer
Wiley D. Angell	Executive Managing Director
Joseph E. Gallagher, Jr.	Executive Managing Director, Chief Operating Officer, and Chief Compliance Officer
James J. Cunnane, Jr.	Managing Director and Senior Portfolio Manager
Mohammed Riad	Managing Director and Senior Portfolio Manager

NUVEEN ASSET MANAGEMENT

Name	Principal Occupation
John P. Amboian	Chief Executive Officer
Glenn R. Richter	Executive Vice President
John L. MacCarthy	Executive Vice President and Secretary
Michael T. Atkinson	Vice President
Paul L. Brennan	Vice President
Stuart J. Cohen	Managing Director and Assistant Secretary
Fernando Cristiano	Vice President
Lorna C. Ferguson	Managing Director
Stephen D. Foy	Vice President
John Gambla	Managing Director
Rob Guttschow	Managing Director
Sherri A. Hlavacek	Vice President, Corporate Controller and Treasurer
William Huffman	Managing Director and Chief Operating Officer
Mary E. Keefe	Managing Director and Chief Compliance Officer
Ronald Lagnado	Managing Director
David J. Lamb	Vice President
Tina M. Lazar	Vice President

E-1

Name	Principal Occupation
Walter M. Kelly	Senior Vice President and Assistant Secretary
Larry W. Martin	Vice President and Assistant Secretary
Kevin J. McCarthy	Managing Director and Assistant Secretary
John V. Miller	Managing Director
Virginia L. O’Neal	Assistant Secretary
Christopher M. Rohrbacher	Vice President and Assistant Secretary
Scott R. Romans	Vice President
Christian Romon	Managing Director
Saied Simozar	Managing Director
Thomas C. Spalding	Vice President
Cathryn Steeves	Vice President
Andrew Stenwall	Managing Director
Mark L. Winget	Vice President and Assistant Secretary
Gifford R. Zimmerman	Managing Director, Associate General Counsel and Assistant Secretary

NUVEEN HYDEPARK GROUP, LLC

Name	Principal Occupation
David E. Tierney	Senior Managing Director
Thomas M. Richards	Senior Managing Director
M. Ann Posey	Managing Director
Charles McPike	Managing Director
John Simmons	Managing Director
John Gambla	Managing Director
Rob Guttschow	Managing Director
Michael N. Lindh	Vice President and Assistant Secretary
John L. MacCarthy	Vice President and Secretary
Stuart J. Cohen	Vice President and Assistant Secretary
Sherri A. Hlavacek	Vice President and Treasurer
Mary E. Keefe	Vice President and Chief Compliance Officer
Larry W. Martin	Vice President and Assistant Secretary
Kevin J. McCarthy	Vice President and Assistant Secretary
Sandra P. Tichenor	Vice President and Assistant Secretary
Gifford R. Zimmerman	Vice President and Assistant Secretary

OPPENHEIMER CAPITAL LLC

Name	Principal Occupation
Bruce Koepfgen	Chief Executive Officer
Taegan Goddard	Chief Operating Officer
Young Lee	Chief Legal Officer
Horacio Valeiras	Chief Investment Officer
Michael Puntorieo	Chief Financial Officer
Nancy Morris	Chief Compliance Officer
Jeffrey Parker	Managing Director: Investment Management
Mary Ann Schreiber	Managing Director: Client Services
Geoffrey Mullen	Managing Director: Sales
Colin Glinsman	Managing Director: Investment Management
Robert Hausler	Managing Director: Marketing Services

E-2

APPENDIX F

REGISTERED FUNDS ADVISED BY SUBADVISERS WITH SIMILAR INVESTMENT OBJECTIVES

Oppenheimer Capital LLC and BlackRock Investment Management, LLC do not provide investment advisory services to registered investment companies with similar investment objectives as the Funds they currently subadvise.

The following table lists certain information regarding funds for which Fiduciary Asset Management provides investment advisory services, other than the Funds that are addressed by this Joint Proxy Statement for which it provides investment advisory services with similar investment objectives as the Funds being address by this Joint Proxy Statement. Unless otherwise indicated, all of the information below is given as of the end of the last fiscal year of each fund.

Fund	Adviser/ Subadviser	Net Assets ($) as of September 30, 2008	Advisory/Subadvisory Fee (as a percentage of average daily net assets) (%)
Fiduciary/Claymore MLP Opportunity Fund	Claymore Advisors, LLC/FAMCO	$297,947,896.18	0.50%

The following table lists certain information regarding funds for which Nuveen Asset Management provides investment advisory services, other than the Funds that are addressed by this Joint Proxy Statement for which it provides investment advisory services with similar investment objectives as the Funds being address by this Joint Proxy Statement. Unless otherwise indicated, all of the information below is given as of the end of the last fiscal year of each fund.

Fund	Adviser/ Subadviser	Net Assets ($) as of September 30, 2008	Advisory/Subadvisory Fee (as a percentage of average daily net assets) (%)
Global Government Enhanced Income Fund	NAM	$166,005,000	0.90%
Multi-Currency Short-Term Government Income Fund	NAM	$771,571,000	0.90%
International Income Managed Acct Portfolio	NAM	$3,200,000	*
Enhanced Multi-Strategy Income Managed Account Portfolio	NAM	$5,234,000	*
Nuveen Multi-Strategy Income Fund	NAM	$60,213,000	0.48%
Nuveen Short Duration Bond Fund	NAM	$32,493,000	0.38%

*	NAM subadvises these registered funds as part of investment advisory services available only as a component of multi-strategy wrap programs. Fees are charged by the Program Sponsor for the entire wrap portfolio.

The following table lists certain information regarding funds for which Nuveen HydePark Group, LLC provides investment advisory services, other than the Funds that are addressed by this Joint Proxy Statement for which it provides investment advisory services with similar investment objectives as the Funds being address by this Joint Proxy Statement. Unless otherwise indicated, all of the information below is given as of the end of the last fiscal year of each fund.

Fund	Adviser/ Subadviser	Net Assets ($) as of September 30, 2008	Advisory/Subadvisory Fee (as a percentage of average daily net assets) (%)
Nuveen Enhanced Core Equity Fund	HydePark	$28,727,000	0.50%
Nuveen Enhanced Mid-Cap Fund	HydePark	$2,605,000	0.55%

F-1

                            PROXY TABULATOR

                            P.O. BOX 9112

                            FARMINGDALE, NY 11735

LABEL BELOW FOR MIS USE ONLY!

PO# M-3302

IQ FUNDS #826

ORIGINAL 1UP STD 10-28-08 JM

DOREEN (IQ FUNDS - DEC 2008 DH)

REVISON #1 10-28-08 TM

REVISON #2 11-05-08 JM

REVISION #3 11-06-08 TM

REVISION #4 11-06-08 JM

REVISION #5 11/07/08 KD

MIS EDITS: # OF CHANGES / PRF 1 PRF 2 OK TO PRINT AS IS* *BY signing this form you are authorizing MIS to print this form in its current state. SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL
• Read the Proxy Statement and have this card at hand • Log on to www.proxyweb.com • Follow the on-screen instructions • Do not return this paper ballot	• Read the Proxy Statement and have this card at hand • Call toll-free 1-888-221-0697 • Follow the recorded instructions • Do not return this paper ballot	• Read the Proxy Statement • Check the appropriate boxes on the reverse of this card • Sign and date this proxy card • Return promptly in the enclosed envelope.

PROXY

This proxy is solicited on behalf of the Board of Directors.

999  999  999  999  99        f

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned stockholder of the above referenced fund, a Maryland corporation (the “Fund”), hereby appoints Colleen R. Rusch and Donald C. Burke, or either of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of the stockholders of the Fund to be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 at 9:00 a.m. Eastern time, on Friday, December 19, 2008, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.

The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting. The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned stockholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1 and Proposal 2.

i             Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

Dated:                     , 200

Signature(s) (if held jointly)             (Sign in the Box)

Please sign exactly as name appears on the records of the Fund and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

i	i	IQ - DH

LABEL BELOW FOR MIS USE ONLY! PO# M-3302 IQ FUNDS #826 ORIGINAL 1UP STD 10-28-08 JM DOREEN (IQ FUNDS - DEC 2008 DH) REVISION #1 10-28-08 TM REVISION #2 11-05-08 JM REVISION #3 11-06-08 TM	MIS EDITS: # OF CHANGES / PRF 1 PRF 2 OK TO PRINT AS IS* *By signing this form you are authorizing MIS to print this form in its current state. SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

i	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.	i

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” Proposal 1 and Proposal 2, and to use their discretion to vote for any procedural matter relating to the proposals as may properly come before the Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the Meeting, please complete and return this card at once in the enclosed envelope.

		FOR	AGAINST	ABSTAIN
1.	TO APPROVE A NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT FOR THE FUND.	☐	☐	☐

2.	TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT FOR THE FUND.	☐	☐	☐

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

i	1Q - DH	i